                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 29, 2000
                              (December 18, 2000)

                               WORLD ACCESS, INC.
               (Exact Name of Registrant as Specified in Charter)


      DELAWARE                       0-29782                   58-2398004
     (State of                (Commission File No.)         (I.R.S. Employer
   Incorporation)                                          Identification No.)


                       945 E. PACES FERRY ROAD, SUITE 2200
                             ATLANTA, GEORGIA 30326
          (Address of principal executive offices, including zip code)

                                 (404) 231-2025
              (Registrant's telephone number, including area code)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On December 18, 2000, World Access completed its merger with Communication TeleSystems International d/b/a WorldxChange Communications, a global telecommunications company that specializes in providing high-quality, low-cost services to customers in the United States, Australia, Belgium, Canada, France, Germany, Guatemala, The Netherlands, New Zealand and the United Kingdom.

Pursuant to the terms of the Agreement and Plan of Merger among World Access, WorldxChange Communications, Inc. f/k/a CTI Merger Co. and WorldxChange, each outstanding share of WorldxChange common stock, including shares of preferred stock deemed to be automatically converted into shares of common stock immediately before the completion of the merger, was converted into the right to receive 0.6583 shares of World Access common stock. World Access issued an aggregate of approximately 29.9 million shares of common stock in the merger. The consideration paid by World Access in connection with the merger was determined by arms' length negotiations between the parties.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements.

In accordance with Item 7(a)(4) of Form 8-K, the historical financial statements of WorldxChange required to be filed with the Commission will be filed as an amendment to this report under cover of Form 8-K/A on or before March 5, 2001.

(b)      Pro Forma Financial Information.

In accordance with Item 7(b)(2) of Form 8-K, any pro forma financial information required to be filed with the Commission will be filed as an amendment to this report under cover of Form 8-K/A on or before March 5, 2001.

(c)      Exhibits.

EXHIBIT
NUMBER                              DESCRIPTION
-------                             -----------
2.1           Agreement and Plan of Merger, dated as of February 11, 2000 among
              World Access, Inc., WorldxChange Communications, Inc. f/k/a CTI
              Merger Co. and Communication TeleSystems International d/b/a
              WorldxChange Communications (incorporated by reference to Exhibit
              2.2 to World Access' Form 10-Q for the quarter ended March 31,
              2000, filed May 22, 2000).

2.2 First Amendment to Agreement and Plan of Merger dated May 23, 2000 by and among World Access, Inc., WorldxChange Communications, Inc.
              and Communication TeleSystems International d/b/a WorldxChange
              Communications

              (incorporated by reference to Annex B to World Access' joint proxy statement/prospectus contained in its Form S-4 Registration
              Statement (Registration No. 333-37750)).

2.3           Second Amendment to Agreement and Plan of Merger dated August 1,
              2000 by and among World Access, Inc., WorldxChange Communications,
              Inc. and Communication TeleSystems International d/b/a
              WorldxChange Communications (incorporated by reference to Annex B to World Access' joint proxy statement/prospectus contained in its Form S-4 Registration Statement (Registration No. 333-37750)).

2.4           Third Amendment to Agreement and Plan of Merger dated October 23,
              2000 by and among World Access, Inc., WorldxChange Communications,
              Inc. and Communication TeleSystems International d/b/a
              WorldxChange Communications (incorporated by reference to Annex B to World Access' joint proxy statement/prospectus contained in its Form S-4 Registration Statement (Registration No. 333-37750)).

99.1          Press Release, issued December 18, 2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.


                                            WORLD ACCESS, INC.



Date: December 29, 2000                     By: /s/ MARTIN D. KIDDER
                                                --------------------
                                            Martin D. Kidder
                                            Vice President

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                              DESCRIPTION
--------                            -----------
2.1           Agreement and Plan of Merger, dated as of February 11, 2000 among
              World Access, Inc., WorldxChange Communications, Inc. f/k/a CTI
              Merger Co. and Communication TeleSystems International d/b/a
              WorldxChange Communications (incorporated by reference to Exhibit
              2.2 to World Access' Form 10-Q for the quarter ended March 31,
              2000, filed May 22, 2000).

2.2 First Amendment to Agreement and Plan of Merger dated May 23, 2000 by and among World Access, Inc., WorldxChange Communications, Inc.
              and Communication TeleSystems International d/b/a WorldxChange
              Communications (incorporated by reference to Annex B to World
              Access' joint proxy statement/prospectus contained in its Form S-4
              Registration Statement (Registration No. 333-37750)).

2.3           Second Amendment to Agreement and Plan of Merger dated August 1,
              2000 by and among World Access, Inc., WorldxChange Communications,
              Inc. and Communication TeleSystems International d/b/a
              WorldxChange Communications (incorporated by reference to Annex B to World Access' joint proxy statement/prospectus contained in its Form S-4 Registration Statement (Registration No. 333-37750)).

2.4           Third Amendment to Agreement and Plan of Merger dated October 23,
              2000 by and among World Access, Inc., WorldxChange Communications,
              Inc. and Communication TeleSystems International d/b/a
              WorldxChange Communications (incorporated by reference to Annex B to World Access' joint proxy statement/prospectus contained in its Form S-4 Registration Statement (Registration No. 333-37750)).

99.1          Press Release, issued December 18, 2000.